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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K


                              Current Report Pursuant
                           to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 1, 1996


                           INTEK DIVERSIFIED CORPORATION
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              (Exact name of Registrant as Specified in Its Charter)


                                     Delaware
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                  (State or Other Jurisdiction of Incorporation)


               0-9160                                 04-2450145
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     (Commission File Number)            (I.R.S. Employer Identification No.)


970 West 190th Street, Suite 720, Torrance, California  90502
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(Address of Principal Executive Office)  (Zip Code)


                                   (310)366-7335
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                Registrant's Telephone Number, Including Area Code)


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           (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On November 1, 1996, INTEK Diversified Corporation ("Intek") sold a series of 6.5% Notes (with attached Offshore Warrants) to two purchasers at an aggregate purchase price of $1,995,000 net to Intek after payment of the legal fees of the purchasers. Both purchasers were foreign corporations that executed note and warrant purchase agreements in which they represented and warranted that the 6.5% Notes and attached Offshore Warrants were offered and sold in non-U.S. transactions. The sale of the 6.5% Notes and attached Offshore Warrants was exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 903 of Regulation S. The 6.5% Notes mature on October 31, 1999 and bear interest at the rate of 6.5% per annum.
All accrued interest is due and payable at the time the 6.5% Notes mature or upon exercise of the Offshore Warrants. The Offshore Warrants, pursuant to which the principal amounts of the 6.5% Notes will be converted into shares of common stock of Intek, become exercisable by the holders thereof on December 31, 1996. Intek has the right, which may be exercised in whole or in part on or after November 1, 1997, to require the holders to exercise the Offshore Warrants. The principal amount of the 6.5% Notes will be reduced by an amount equal to the exercise price of the Offshore Warrants multiplied by the number of shares of Intek common stock issued pursuant thereto. The Offshore Warrants are exercisable at discounts (ranging from 0%-29%) from the market price of Intek's common stock on the exercise date. The purchasers were placed by Brown Simpson, LLC ("Brown Simpson"), which had signed an engagement letter with Intek. Brown Simpson received no consideration in connection with the placement of the 6.5% Notes.


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  INTEK DIVERSIFIED CORPORATION
                                                        (Registrant)



Date:       November 15, 1996                      By:  /s/ Steven L. Wasserman
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                                                        (Signature)
                                                       Steven L. Wasserman
                                                       Secretary